UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2015

Commission File Number  001-33572

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	20-8859754
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On June 30, 2015, the Directors of Bank of Marin Bancorp amended Sections 5.1 and 5.7, and added Section 5.11 of the corporation’s Bylaws effective June 30, 2015. Section 5.1 was amended to include the "option" of having a Vice Chairperson of the Board. Section 5.7 was amended to delete the sentence, "In the absence of the chairperson of the board, or if there be none, he/she shall preside at all meetings of the shareholders and at all meetings of the board of directors." Section 5.11 was added to describe the responsibilities of the Vice Chairperson of the Board, if there be such an officer. A copy of the amendments and newly added section are attached to this Form 8-K as Exhibit 3.03.

Section 7 - Regulation FD

Item 7.01	Regulation FD Disclosure

On June 30, 2015, the Directors of Bank of Marin Bancorp appointed William H. McDevitt, Jr. Vice Chairperson of the Board effective July 1, 2015.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

3.03	Amendment to Sections 5.1 and 5.7 and newly added Section 5.11

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2015	BANK OF MARIN BANCORP

	by:	/s/ Tani Girton_____
Tani Girton
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.03	Amendment to Sections 5.1 and 5.7 and newly added Section 5.11